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                                                                   Exhibit 23.1



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
No. 333-11465 of Steinway Musical Instruments, Inc. on Form S-8 of our report dated February 27, 1998, appearing in the Annual Report on Form 10-K of Steinway Musical Instruments, Inc. for the year ended December 31, 1997.



DELOITTE & TOUCHE LLP
Boston, Massachusetts
March 27, 1998